Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of January 11, 2012, is by and among PENN VIRGINIA HOLDING CORP., a Delaware corporation (the “Borrower”), PENN VIRGINIA CORPORATION, a Virginia corporation (the “Parent”), the Lenders (as defined in the Credit Agreement referred to below) party hereto, and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).

R E C I T A L S:

WHEREAS, the Borrower, the Parent, each Lender then a party thereto, the Administrative Agent, the other agents party thereto and the Issuing Bank have heretofore entered into that certain Amended and Restated Credit Agreement dated as of August 2, 2011 (as amended, supplemented or modified from time to time prior to the effectiveness of this Amendment, the “Credit Agreement”), pursuant to which the Issuing Bank has agreed to issue letters of credit for, and the Lenders have agreed to make revolving credit loans to and participate in letters of credit issued for, the benefit of the Borrower under the terms and provisions stated therein; and

WHEREAS, the Borrower has requested that the Lenders make certain other modifications to the Credit Agreement as more particularly set forth below, subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, subject to the terms and conditions of this Amendment and the Credit Agreement, each of the Lenders party hereto has entered into this Amendment in order to effectuate the amendments and modifications to the Credit Agreement set forth herein;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

Section 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 5.17. Section 5.17 of the Credit Agreement is hereby amended by deleting “(a)” from the second line thereof and by inserting “(including pursuant to Section 6.05(b))” immediately after the words “an off-setting position”.

(b) Section 6.05. Section 6.05 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

“SECTION 6.05. Hedging Transactions.

(a) Each of the Parent and the Borrower will not, and will not permit any Restricted Subsidiary to, enter into any Swap Agreement (or any trade or transaction thereunder) except for:

(i) Subject to Section 6.05(b), Swap Agreements with an Approved Counterparty (or trade or transactions thereunder) in respect of commodities entered into not for speculative purposes the notional volumes for which (when aggregated with other commodity Swap Agreements then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date the latest hedging trade or transaction is entered into under a Swap Agreement,

(A) for the 12-month period from the date such hedging trade or transaction is created, (x) 85% of the reasonably anticipated production of natural gas, (y) 85% of the reasonably anticipated production of oil and (z) 85% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Credit Parties’ proved Hydrocarbon Interests as set forth on the most recent Reserve Report,

(B) for the 12-month period commencing with the first anniversary of the date such hedging trade or transaction is created, (x) 75% of the reasonably anticipated production of natural gas, (y) 75% of the reasonably anticipated production of oil and (z) 75% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Credit Parties’ proved Hydrocarbon Interests as set forth on the most recent Reserve Report,

(C) for the 12-month period commencing with the second anniversary of the date such hedging trade or transaction is created, (x) 65% of the reasonably anticipated production of natural gas, (y) 65% of the reasonably anticipated production of oil and (z) 65% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Credit Parties’ proved

Hydrocarbon Interests as set forth on the most recent Reserve Report, and

(D) for the 12-month period commencing with the third anniversary of the date such hedging trade or transaction is created, (x) 100% of the reasonably anticipated production of natural gas, (y) 100% of the reasonably anticipated production of oil and (z) 100% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Credit Parties’ proved developed producing Hydrocarbon Interests as set forth on the most recent Reserve Report;

provided, however, that (without duplication) the Credit Parties shall be permitted to enter into Swap Agreements (or hedging trades or transaction thereunder) with respect to reasonably anticipated production of natural gas liquids and condensate by entering into Swap Agreements (or hedging trades or transaction thereunder) for oil on a conversion/equivalency basis where each volume unit of oil equals two volume units of natural gas liquids or condensate. It is understood that commodity Hedge Agreements which may, from time to time, “hedge” the same volumes, but different elements of commodity risk thereof, shall not be aggregated together when calculating the foregoing limitations on notional volumes.

(ii) Swap Agreements (or trades or transactions thereunder) with respect to the interest rate on any Indebtedness with one or more Approved Counterparties provided that the aggregate notional principal amount of all Indebtedness that is the subject of all such Swap Agreements (or trades or transactions thereunder) does not exceed the outstanding principal amount of Indebtedness for borrowed money.

(b) If, after the end of any calendar quarter, commencing with the calendar quarter ending December 31, 2011, the Parent or the Borrower determines that the aggregate volume of all commodity hedging trades or transactions for which settlement payments were calculated in such calendar quarter (other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Swap Agreements (or trades or transactions thereunder)) exceeded 100% of actual production of Hydrocarbons in such calendar quarter, then the Parent and the Borrower shall promptly notify the Administrative Agent of such determination and shall, within 30 days of such determination, terminate, create off-setting positions, allocate volumes to other production for which the Borrower or any Restricted Subsidiaries is marketing, or otherwise unwind existing Swap Agreements (or trades or transactions thereunder) such that, at such time, future hedging volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar quarters.

(c) For purposes of entering into or maintaining a Swap Agreement (or trades or transactions thereunder) under Section 6.05(a)(i) and Section 6.05(b), respectively, forecasts of reasonably anticipated production of Hydrocarbon Interests as set forth on the most recent Reserve Report (whether proved or proved developed producing) shall be revised to account for any increase or decrease therein anticipated because of information obtained by Parent, the Borrower or any other Credit Party subsequent to the publication of such Reserve Report including the Borrower’s or any other Credit Party’s internal forecasts of production decline rates for existing wells and additions to or deletions from anticipated future production from new wells and acquisitions coming on stream or failing to come on stream.”

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

(a) Executed Amendment. The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Parent and Lenders constituting at least the Majority Lenders.

(b) Other Conditions. The Borrower and the Parent shall have confirmed and acknowledged to the Administrative Agent, the Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and the Parent does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and the Parent, as applicable; (ii) the Credit Agreement and each other Loan Document to which the Borrower or the Parent is a party constitute valid and legally binding agreements enforceable against the Borrower or the Parent, as applicable, in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity; (iii) the representations and warranties made by the Borrower, the Parent or any other Credit Party contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made as of the date hereof or, to the extent any such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct on and as of such earlier date; and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

Section 4. Ratification of Credit Agreement. Except as expressly amended, modified or waived by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall continue in full force and effect.

Section 5. Expenses. The Borrower and the Parent jointly and severally agree to pay on demand all expenses set forth in Section 9.03 of the Credit Agreement.

Section 6. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “this Agreement”, “this Note”, “this Mortgage”, “this Guaranty”, “this Pledge Agreement”, “hereunder”, “hereof” or words of like import, referring to such Loan Document, and each reference in each other Loan Document to “the Credit Agreement”, “the Notes”, “the Mortgages”, “the Guaranty”, “the Pledge Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, shall mean and be a reference to such Loan Document, the Credit Agreement, the Notes, the Mortgage, the Guaranty, the Pledge Agreement or any of them, as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or the Parent or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; and (c) delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Severability. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

Section 8. Applicable Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER LOAN DOCUMENT DELIVERED PURSUANT HERETO (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF THE CONFLICTS OF LAW), BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 9. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Issuing Bank, the Lenders, the Borrower, the Parent and their respective successors and assigns.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

Section 11. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 12. NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE MATTERS HEREIN CONTAINED, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow]

EXECUTED as of the day and year first above written.

BORROWER:

PENN VIRGINIA HOLDING CORP., as Borrower

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

PARENT:

PENN VIRGINIA CORPORATION, as Parent

By:	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/S/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Authorized Officer

BANK OF AMERICA, N.A., as a Lender

By	/S/ MICHAEL OUELLET
Name:	Michael Ouellet
Title:	Director

WELLS FARGO BANK, N.A., as a Lender

By	/S/ THOMAS E. STELMAR, JR.
Name:	Thomas E. Stelmar, Jr.
Title:	Vice President

BNP PARIBAS, as a Lender

By	/S/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Director

By	/S/ MICHAELA BRAUN
Name:	Michaela Braun
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By	/S/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By	/S/ MATTHEW MOLERO
Name:	Matthew Molero
Title:	Vice President

SCOTIABANC INC., as a Lender

By	/S/ J. F. TODD
Name:	J. F. Todd
Title:	Managing Director

BOKF, N.A., dba BANK OF OKLAHOMA, as a Lender

By	/S/ JASON B. WEBB
Name:	Jason B. Webb
Title:	Vice President

BARCLAYS BANK PLC, as a Lender

By	/S/ MICHAEL J. MOZER
Name:	Michael J. Mozer
Title:	Vice President

COMERICA BANK, as a Lender

By	/S/ JOHN S. LESIKAR
Name:	John S. Lesikar
Title:	Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/S/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

ACKNOWLEDGMENT BY GUARANTORS

Each of the undersigned Guarantors hereby (i) consents to the terms and conditions of that certain First Amendment to Amended and Restated Credit Agreement dated as of January 11, 2012 (the “Amendment”), (ii) acknowledges and agrees that its consent is not required for the effectiveness of the Amendment, (iii) ratifies and acknowledges its respective Obligations under each Loan Document to which it is a party, and (iv) represents and warrants that (a) no Default or Event of Default has occurred and is continuing, (b) it is in full compliance with all covenants and agreements pertaining to it in the Loan Documents, and (c) it has reviewed a copy of the Amendment.

PENN VIRGINIA OIL & GAS CORPORATION, a Virginia corporation

PENN VIRGINIA OIL & GAS GP LLC, a Delaware limited liability company

PENN VIRGINIA OIL & GAS LP LLC, a Delaware limited liability company

PENN VIRGINIA MC CORPORATION, a Delaware corporation

PENN VIRGINIA MC ENERGY L.L.C., a Delaware limited liability company

PENN VIRGINIA MC OPERATING COMPANY L.L.C., a Delaware limited liability company

PENN VIRGINIA OIL & GAS, L.P., a Texas limited partnership

By Penn Virginia Oil & Gas GP LLC, a Delaware limited liability company, as its general partner

By	/S/ STEVEN A. HARTMAN
Name:	Steven A. Hartman
Title:	Senior Vice President and Chief Financial Officer

S - 4